Derivative Instruments - Foreign Currency Forward Contracts (Detail) (USD $) In Thousands, unless otherwise specified	Dec. 31, 2013
Derivative [Line Items]
Contract Amount in Foreign Currency	$ 1,734,189
Norwegian Kroner [Member]
Derivative [Line Items]
Contract Amount in Foreign Currency	333,000
Average Forward Rate	6.02
Fair Value / Carrying Amount of Asset/(Liability) Non-hedge	(842)
Expected Maturity Current Year	49,563
Expected Maturity Next Fiscal Year	$ 5,764